Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
In connection with the Annual Report of P.F. Chang's China Bistro, Inc. ("the Registrant") on Form 10-K for the year ended January 1, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard L. Federico, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	February 16, 2012	/s/ RICHARD L. FEDERICO
Richard L. Federico
Chairman and Chief Executive Officer